UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K/A

AMENDMENT TO CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported):

September 3, 2015 (June 24, 2015)

Rite Aid Corporation

(Exact name of registrant as specified in its charter)

Delaware	1-5742	23-1614034
(State or Other Jurisdiction	(Commission File Number)	(IRS Employer
of Incorporation)		Identification Number)

30 Hunter Lane, Camp Hill, Pennsylvania 17011

(Address of principal executive offices, including zip code)

(717) 761-2633

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note:

On June 24, 2015, Rite Aid Corporation (“Rite Aid”) completed its previously announced acquisition of Envision Pharmaceutical Services, a national, full-service pharmacy benefit management company (“Envision”), pursuant to an Agreement and Plan of Merger, dated as of February 10, 2015. This amendment to Rite Aid’s Current Report on Form 8-K dated June 24, 2015 (the “Initial Form 8-K”) is being filed to provide the financial statements described in Item 9.01 below, which were not previously filed with the Initial Form 8-K, and which are permitted to be filed by amendment no later than 71 calendar days after the date the Initial Form 8-K was required to be filed with the Securities and Exchange Commission.

Item 9.01.                                        Financial Statements and Exhibits.

(a) Financial Statements of Businesses Acquired.

The historical audited consolidated financial statements of Envision and its subsidiaries for the year ended December 31, 2014 (successor), the period from November 4, 2013 to December 31, 2013 (successor), the period from January 1, 2013 to November 3, 2013 (predecessor) and the year ended December 31, 2012 (predecessor) are attached hereto as Exhibit 99.1 and are incorporated herein by reference.

The historical unaudited consolidated financial statements of Envision and its subsidiaries for the quarter ended March 31, 2015 are attached hereto as Exhibit 99.2 and are incorporated herein by reference.

(b) Pro Forma Financial Information.

The unaudited pro forma condensed combined financial statements of Rite Aid for the year ended February 28, 2015 and the quarter ended May 30, 2015 are attached hereto as Exhibit 99.3 and are incorporated herein by reference.

(d)                                 Exhibits

Exhibit No.	Description
23.1	Consent of Skoda Minotti
99.1

Audited Consolidated Financial Statements of Envision and Subsidiaries for the year ended December 31, 2014 (successor), the period from November 4, 2013 to December 31, 2013 (successor), the period from January 1, 2013 to November 3, 2013 (predecessor) and the year ended December 31, 2012 (predecessor)

99.2	Unaudited Consolidated Financial Statements of Envision and Subsidiaries for the quarter ended March 31, 2015
99.3	Unaudited Pro Forma Condensed Combined Financial Statements of Rite Aid for the year ended February 28, 2015 and the quarter ended May 30, 2015

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereto duly authorized.

Date: September 3, 2015	By:	/s/ Marc A. Strassler
	Name:	Marc A. Strassler
	Title:	Executive Vice President, Secretary and General Counsel

EXHIBIT INDEX

Exhibit No.	Description
23.1	Consent of Skoda Minotti
99.1

Audited Consolidated Financial Statements of Envision and Subsidiaries for the year ended December 31, 2014 (successor), the period from November 4, 2013 to December 31, 2013 (successor), the period from January 1, 2013 to November 3, 2013 (predecessor) and the year ended December 31, 2012 (predecessor)

99.2	Unaudited Consolidated Financial Statements of Envision and Subsidiaries for the quarter ended March 31, 2015
99.3	Unaudited Pro Forma Condensed Combined Financial Statements of Rite Aid for the year ended February 28, 2015 and the quarter ended May 30, 2015